Exhibit 10.3

PLEDGE AGREEMENT

PLEDGE AGREEMENT (this “Agreement”), dated as of April 16, 2020, by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the entities listed on Schedule I hereto and each of the other entities that may become a party hereto as provided herein (each of the foregoing, a “Pledgor” and collectively, the “Pledgors”), and Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (as hereinafter defined) (in such capacity and together with any successors in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Indenture, dated as of April 16, 2020 (as amended, modified, supplemented or restated and in effect from time to time, the “Indenture”, which term shall also include and refer to any additional issuance of notes under the Indenture), by and between the Company, each Guarantor, Wilmington Trust, National Association, in its capacity as trustee (together with its successors in such capacity, the “Trustee”) and the Collateral Agent for its own benefit and the benefit of the other Secured Parties, pursuant to which the Company is issuing $300,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2025 (together with any additional notes issued under the Indenture, the “Senior Secured Notes”); and

WHEREAS, reference is also made to the Security Agreement dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by, among others, the Pledgors and the Collateral Agent for the Secured Parties, pursuant to which the Pledgors and the other Grantors named therein have granted a security interest in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement); and

WHEREAS, from time to time after the date hereof, the Company may, subject to the terms and conditions of the Indenture and the Collateral Documents, incur Additional Pari Passu Obligations that the Company desires to secure by the Collateral (including the Pledged Collateral (as defined below)) on a pari passu basis with the Senior Secured Notes as further provided in the Security Agreement; and

WHEREAS, this Agreement is made by the Pledgors in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance in full when due of the Secured Obligations.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or permitted assigns), hereby agree as follows:

SECTION 1

Definitions

1.1.       Generally. All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any Pledged Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2.       Definitions of Certain Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture or Security Agreement (as applicable). In addition, as used herein, the following terms shall have the following meanings:

“ABL Collateral Agent” shall mean Bank of America, N.A., in its capacity as Collateral Agent under the ABL Credit Agreement, and its successors and permitted assigns.

“ABL Administrative Agent” shall mean Bank of America, N.A., in its capacity as Administrative Agent under the ABL Credit Agreement, and its successors and permitted assigns.

“ABL Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement, dated as of April 16, 2020, among the Company, the other Grantors, the ABL Administrative Agent, the ABL Collateral Agent, the Term Loan Administrative Agent, the Term Loan Collateral Agent, the Collateral Agent and each additional agent from time to time party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“Additional Pari Passu Documents” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Pari Passu Obligations” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Pari Passu Secured Party” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Senior Class Debt Representative” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Event of Default” shall mean, collectively, any “Event of Default” as defined in the Indenture or as defined in any Additional Pari Passu Document.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, or any of its territories or possessions.

“Guarantors” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Indenture” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Intercreditor Agreements” shall mean the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement.

“Issuer” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Pari Passu Intercreditor Agreement” shall mean that certain intercreditor agreement, dated as of April 16, 2020, by and among the Company, the other Pledgors, the Collateral Agent, the Term Loan Collateral Agent and the Trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“Permitted Disposition” shall mean “Permitted Disposition” as defined in the Indenture and any corresponding term in any Additional Pari Passu Document.

“Permitted Encumbrances” shall mean “Permitted Encumbrances” as defined in the Indenture and any corresponding term in any Additional Pari Passu Document.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Securities” shall have the meaning assigned to such terms in Section 2.1 of this Agreement.

“Pledgor” and “Pledgors” shall have the meaning assigned to such term in the preamble of this Agreement.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Secured Parties” shall have the meaning assigned to such term in the Security Agreement.

“Securities Act” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Security Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Term Loan Administrative Agent” shall mean JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Loan Agreement, and its successors and permitted assigns.

“Term Loan Collateral Agent” shall mean JPMorgan Chase Bank, N.A., as Collateral Agent under the Term Loan Agreement, and its successors and permitted assigns.

“Voting Stock” means, with respect to any corporation, the outstanding stock of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitles holders thereof to vote for the election of directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such contingency.

1.3.       Rules of Interpretation. The rules of interpretation specified in Section 1.4 of the Indenture shall be applicable to this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Pledgor hereby pledges unto the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, a security interest in such Pledgor’s right, title and interest in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time:

2.1.       all shares of capital stock, limited liability company membership interests and other ownership interests owned by the Pledgor in each entity designated as an “Issuer” on Schedule II hereto (each an “Issuer” and collectively, the “Issuers”), and any shares of capital stock, limited liability company membership interests or other equity interests obtained in the future by the Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or equity interests; provided that, with respect to each (a) first-tier Foreign Subsidiary whose Capital Stock is now or hereafter pledged hereunder by the Pledgor, and (b) Subsidiary in which substantially all of its assets consist of the Capital Stock of one or more Foreign Subsidiaries, the Pledgor has pledged or will pledge stock representing 65% of the outstanding shares of Voting Stock of such Foreign Subsidiary or Subsidiary, as applicable, (or (i) such lesser percentage as is owned by Pledgor, or (ii) such greater percentage as is owned by Pledgor and is permitted by any change in 26 U.S.C. §1ff or other Applicable Law to be pledged by Pledgor without such pledge resulting in United States income tax liability with respect to such Foreign Subsidiary or Subsidiary, as applicable) (the “Pledged Securities”);

2.2.       all other Investment Property that may be delivered to, and held by, the Collateral Agent pursuant to the terms hereof or to the ABL Collateral Agent or Term Loan Collateral Agent, in each case as agent for, among others, the Collateral Agent and the Secured Parties, pursuant to the terms of the applicable Intercreditor Agreement;

2.3.       subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities referred to in clauses 2.1 and 2.2 above;

2.4.       subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5.       all proceeds of any of the foregoing (the items referred to in clauses 2.1 through 2.5 being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, until all of the Secured Obligations (other than contingent indemnification obligations as to which no claims have been asserted) shall have been paid in full in cash; subject, however, to the terms, covenants and conditions hereinafter set forth.

Upon delivery to the ABL Collateral Agent, the Term Loan Collateral Agent or the Collateral Agent pursuant to Section 3 of this Agreement, (a) all stock certificates or other securities now or hereafter included in the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the ABL Collateral Agent, the Term Loan Collateral Agent or the Collateral Agent, as applicable, and by such other instruments and documents as may be reasonably necessary or required or as the Collateral Agent may reasonably request to perfect or maintain the perfection of the Collateral Agent’s security interest in the Pledged Securities, and (b) all other Investment Property consisting of securities and comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgors and such other instruments or documents as may be reasonably necessary or required or as the Collateral Agent may reasonably request to perfect or maintain the perfection of the Collateral Agent’s security interest in the Investment Property. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement. Each schedule so delivered shall supersede any prior schedules so delivered.

SECTION 3

Delivery of the Pledged Collateral

3.1.       On or before the Issue Date, each Pledgor shall deliver or cause to be delivered to the Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, or the Term Loan Collateral Agent, as bailee of the Collateral Agent pursuant to the Pari Passu Intercreditor Agreement with copies to the Collateral Agent, any and all Pledged Securities, any and all Investment Property, and any and all certificates or other instruments or documents valued in excess of $1,000,000, if any, representing the Pledged Collateral.

3.2.       After the Issue Date, promptly upon any Pledgor’s obtaining physical possession of any certificates or other instruments or documents representing Pledged Securities owned by it, such Pledgor shall deliver or cause to be delivered such Pledged Collateral to the Collateral Agent or the Term Loan Collateral Agent, as bailee of the Collateral Agent pursuant to the Pari Passu Intercreditor Agreement.

3.3.       Each Pledgor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time prior to termination of this Agreement pursuant to Section 14.1, to sign (if required) and file in any appropriate filing office, wherever located, any Financing Statement that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any Financing Statement. Each Pledgor also authorizes the Collateral Agent to file a copy of this Agreement in lieu of a Financing Statement, and to take any and all actions required by any earlier versions of the UCC which are still in effect or by any other Applicable Law. Each Pledgor shall provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing. Notwithstanding the foregoing authorization to the Collateral Agent, each Pledgor hereby agrees to prepare and file or cause to be filed, at its own expense, any Financing Statement, amendment thereto, continuation statement or other document or instrument, relative to all or any part of the Pledged Collateral, in the appropriate filing office, wherever located, as is necessary or required to perfect or maintain the perfection of the Collateral Agent’s security interest in the Pledged Collateral, and to deliver to the Collateral Agent a file stamped copy of each such Financing Statement, amendment thereto, continuation statement or other document or instrument in connection with this Agreement.

SECTION 4

Representations, Warranties and Covenants

Each Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Collateral Agent that:

4.1.       as of the date hereof, the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other equity interest of the Issuer with respect thereto as set forth on Schedule II;

4.2.       except for the security interest granted hereunder, and except as otherwise permitted in the Indenture, each Additional Pari Passu Document and the other Collateral Documents, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Encumbrances specified in clauses (a), (e), (i), (l), (r) and (ee) of the definition thereof in the Indenture, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Pledged Collateral, other than pursuant hereto and other than Permitted Encumbrances or in connection with a Permitted Disposition, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be promptly deposited with the Collateral Agent and pledged or assigned hereunder;

4.3.       except as not prohibited under the Indenture and each Additional Pari Passu Document, the Pledgor will not consent to or approve the issuance of (a) any additional shares of any class of capital stock of any Issuer of the Pledged Securities, or the issuance of any membership or other ownership interest in any such Person, (b) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares or interests, or (c) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares or interests;

4.4.       the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Encumbrances and the Lien created by this Agreement or the other Collateral Documents), however arising, of all Persons whomsoever;

4.5.       except for consents or approvals already obtained, no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement and the Security Agreement;

4.6.       by virtue of the execution and delivery by the Pledgor of this Agreement, the filing of Financing Statements pursuant to Section 3.3 above, and the delivery by the Pledgor to the Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, or the Term Loan Collateral Agent, as bailee of the Collateral Agent pursuant to the Pari Passu Intercreditor Agreement, of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral accompanied by stock powers or endorsements, as applicable, executed in blank in accordance with the terms of this Agreement, the Collateral Agent will obtain a valid and perfected Lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Secured Obligations;

4.7.       the pledge effected hereby is effective to vest in the Collateral Agent, on its own behalf and on behalf of the other Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein;

4.8.       all of the Pledged Securities have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

4.9.       all information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects as of the date hereof; and

4.10.     none of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

SECTION 5

Registration in Nominee Name; Copies of Notices

Subject to the terms of the Pari Passu Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on its own behalf and on behalf of the other Secured Parties, shall have the right (but not the obligation) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of any Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any written or electronic notices or other written or electronic communications received by it with respect to Pledged Securities registered in the name of such Pledgor.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1.       Unless and until an Event of Default has occurred and is continuing, each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose not in violation of the terms and conditions of this Agreement, the Indenture, any Additional Pari Passu Document, the other Collateral Documents and Applicable Law; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement, the Indenture, any Additional Pari Passu Document or any other Collateral Document or the ability of the Secured Parties to exercise the same.

6.2.       Unless and until a Default or an Event of Default has occurred and is continuing, each Pledgor shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Indenture, any Additional Pari Passu Document, the other Collateral Documents and Applicable Law. All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or membership interests of the Issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by such Pledgor, to the extent required to be paid to the Collateral Agent pursuant to the terms of the Indenture, any Additional Pari Passu Document, any Intercreditor Agreement or any other Collateral Documents, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall, subject to the Pari Passu Intercreditor Agreement, be promptly delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

6.3.       After the occurrence and during the continuance of a Default or an Event of Default, all rights of any Pledgor to dividends or other cash distributions that such Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall, subject to the Pari Passu Intercreditor Agreement, thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority (but not the obligation) to receive and retain such dividends or other cash distributions. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8. After all Defaults or Events of Default have been cured or waived in writing in accordance with the Indenture or the applicable Additional Pari Passu Document, without any further action by the Collateral Agent, each Pledgor will have the right to receive the dividends or other cash distributions that it would otherwise be entitled to receive pursuant to the terms of Section 6.2 above.

6.4.       After the occurrence and during the continuance of an Event of Default and upon notice to the Pledgors, all rights of the Pledgors to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall, subject to the Pari Passu Intercreditor Agreement, thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority (but not the obligation) to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right (but not the obligation) from time to time following and during the continuance of an Event of Default to permit any Pledgor to exercise such rights. After all Defaults or Events of Default have been cured or waived in writing by the Collateral Agent in accordance with the Indenture or the applicable Additional Pari Passu Document, without any further action by the Collateral Agent, each Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1 above.

SECTION 7

Remedies upon Default

After the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law. The rights and remedies of the Collateral Agent shall include, without limitation and subject to the Intercreditor Agreements, the right (but not the obligation) to take any or all of the following actions at the same or different times:

7.1.       The Collateral Agent may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor.

7.2.       If required by Applicable Law, the Collateral Agent shall give the Pledgors at least ten (10) days’ prior written notice, by authenticated record, of the Collateral Agent’s intention to make any sale of the Pledged Collateral. Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made. Each Pledgor agrees that such written notice shall satisfy all requirements for notice to the Pledgor which are imposed under the UCC with respect to the exercise of the Collateral Agent’s rights and remedies upon default. The Collateral Agent shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

7.3.       Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.

7.4.       At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 7, the Collateral Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Pledgor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.

7.5.       For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof which is entered into in good faith shall be treated as a sale thereof. The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and/or the Secured Obligations paid in full.

7.6.       As an alternative to exercising the power of sale herein conferred upon it and subject to Applicable Law, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7.       Each Pledgor recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

7.8.       To the extent permitted by Applicable Law, each Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which each Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. In dealing with or disposing of the Pledged Collateral or any part thereof, neither the Collateral Agent nor any Secured Party shall be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

SECTION 8

Application of Proceeds of Sale

Subject to the Intercreditor Agreements, after the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations pursuant to the terms of the Indenture or any Additional Pari Passu Document, the Collateral Agent shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with Section 6.02 of the Security Agreement and for all purposes of this Agreement, the provisions of Section 6.02 of the Security Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein (for the avoidance of doubt, each reference to “Collateral” in Section 6.02 of the Security Agreement shall also be deemed to be a reference to the Pledged Collateral).

Subject to the Intercreditor Agreements, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale or other disposition of the Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 9

Indemnification

Section 7.7 of the Indenture, any corresponding provision in any Additional Pari Passu Document and Section 8.06 of the Security Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 10

Further Assurances

Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, financing statements, amendments thereto, continuation statements and instruments, as may be reasonably necessary or required or as the Collateral Agent may at any time reasonably request to perfect or maintain the perfection of the Collateral Agent’s security interest in the Pledged Collateral, in connection with the administration and enforcement of this Agreement, with respect to the Pledged Collateral or any part thereof or in order to better assure and confirm the rights and remedies of the Collateral Agent hereunder.

SECTION 11

Intent

This Agreement is being executed and delivered by the Pledgors for the purpose of confirming the grant of the security interest of the Collateral Agent in the Pledged Collateral. It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the Pledged Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Pledged Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the Security Agreement shall control with respect to all other Collateral. In addition, for all purposes of this Agreement, the provisions of Sections 8.01, 8.03, 8.04, 8.05, 8.08, 8.10, 8.11, 8.12 and 8.13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein (for the avoidance of doubt, each reference to “Collateral” in these Sections of the Security Agreement shall also be deemed to be a reference to the Pledged Collateral).

Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity. In connection with its execution and acting hereunder, the Collateral Agent is entitled to all of the rights, privileges, protections, immunities, benefits and indemnities provided to it under the Indenture and any corresponding provisions of any Additional Pari Passu Document, as if such rights, privileges, protections, immunities, benefits and indemnities were set forth herein.

SECTION 12

GOVERNING LAW; WAIVER OF JURY TRIAL

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

SECTION 13

Intercreditor Agreements

This Agreement and each other Collateral Document are subject to the terms and conditions set forth in the Intercreditor Agreements in all respects and, in the event of any conflict between the terms of either Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and any other Collateral Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent hereunder or under any other Collateral Document are subject to the provisions of the Intercreditor Agreements. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies with respect to the Collateral of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreements. Prior to Discharge of ABL Obligations (as defined in the ABL Intercreditor Agreement), the delivery of any ABL Priority Collateral (as defined in the ABL Intercreditor Agreement) to the ABL Collateral Agent pursuant to the ABL Credit Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such ABL Priority Collateral to the extent that such delivery is consistent with the terms of the ABL Intercreditor Agreement, and the ABL Collateral Agent shall hold such ABL Priority Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the ABL Priority Collateral. Prior to the Discharge of Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement) that are Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement), the delivery of any Collateral to the Term Loan Collateral Agent pursuant to the Term Loan Credit Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such Collateral to the extent that such delivery is consistent with the terms of the Pari Passu Intercreditor Agreement, and the Term Loan Collateral Agent shall hold such Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the Collateral.

SECTION 14

Termination; Release of Collateral

14.1.       The Liens securing the Senior Secured Notes will be released, in whole or in part, as provided in Section 10.4 of the Indenture and the Liens securing Additional Pari Passu Lien Obligations of any series will be released, in whole or in part, as provided in the Additional Pari Passu Documents governing such obligations. Upon at least two (2) Business Days’ prior written request by the Pledgors accompanied by the Officer’s Certificate required by the Indenture, the Collateral Agent shall, without recourse, representation or warranty of any kind and at the Pledgors’ sole cost and expense, execute such documents as the Pledgors may reasonably request to evidence the release of the Liens upon any Collateral described in this Section 14.1; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of any Pledgor in respect of) all interests retained by any Pledgor, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. The security interest granted herein shall also be released as provided in the Security Agreement.

14.2.       Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest granted herein shall terminate when all of the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims) have been paid in full in cash, at which time, upon receipt of the Officer’s Certificate and Opinion of Counsel required by the Indenture, the Collateral Agent shall, without recourse, representation or warranty of any kind, execute and deliver to the Pledgors, at the Pledgors’ expense, all UCC termination statements and similar documents that the Pledgors shall reasonably request to evidence such termination; provided, however, that the Indenture, this Agreement, and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Pledgor or any other Loan Party. Any execution and delivery of termination statements or other documents pursuant to this Section 14.2 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

SECTION 15

Additional Pledgors

If, after the date hereof, pursuant to the terms and conditions of the Indenture and/or any Additional Pari Passu Document, any Pledgor shall be required to cause any Subsidiary or other Person to become a party hereto, such Pledgor shall cause such Person to execute and deliver to the Collateral Agent a joinder agreement in the form referred to in Section 8.15 of the Security Agreement, and such Person shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Pledgor party hereto and shall be deemed to have assigned, conveyed, mortgaged, pledged, granted, hypothecated and transferred to the Collateral Agent, for the benefit of the Secured Parties, the security interest described in such joinder agreement and Section 2 hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

PLEDGOR:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY HOLDINGS, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Coat Factory of Texas, L.P.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Coat Factory of Kentucky, Inc.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Signature Page to Pledge Agreement

BURLINGTON COAT FACTORY DIRECT CORPORATION

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Coat Factory Warehouse of New Jersey, Inc.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF PUERTO RICO, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

COHOES FASHIONS OF CRANSTON, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Signature Page to Pledge Agreement

BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Coat Factory of Pocono Crossing, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF TEXAS, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Signature Page to Pledge Agreement

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BCF Florence Urban Renewal, L.L.C.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BCF Florence Urban Renewal II, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Merchandising Corporation

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Burlington Distribution Corp.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

Signature Page to Pledge Agreement

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

	By:	/s/ Barry D. Somrock
	Name:	Barry D. Somrock
	Title:	Vice President

Signature Page to Pledge Agreement

SCHEDULE I

PLEDGORS’ Names

Burlington Coat Factory Holdings, LLC

Burlington Coat Factory Investments Holdings, Inc.

Burlington Distribution Corp. (f/k/a Burlington Distribution of California, Inc.)

Burlington Merchandising Corporation

Burlington Coat Factory Warehouse Corporation

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory of Texas, L.P.

Burlington Coat Factory of Kentucky, Inc.

BCF Florence Urban Renewal, L.L.C.

BCF Florence Urban Renewal II, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Warehouse of Edgewater Park, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Burlington Coat Factory of Puerto Rico, LLC

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory Warehouse of Baytown Inc

Burlington Coat Factory of Pocono Crossing, LLC

Signature Page to Pledge Agreement